UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Line of Credit

On July 7, 2025, SRx Health Solutions, Inc. (the “Company”) and an investor (the “Lead Investor”), entered into a common share purchase agreement (the “ELOC Purchase Agreement”), which provides that subject to the terms and conditions set forth therein, the Company may sell to the Investor up to the lesser of (i) $50,000,000 of the Company’s common shares, no par value (the “Common Share”) and (ii) the Exchange Cap (as defined below) (subject to certain exceptions provided in the ELOC Purchase Agreement) (the “Total Commitment”), from time to time during the term of the ELOC Purchase Agreement.

Additionally, on July 7, 2025, the Company and the Lead Investor entered into a registration rights agreement (the “ELOC RRA”), pursuant to which the Company agreed to file a registration statement with the United States Securities and Exchange Commission (“SEC”) covering the resale of Common Shares that are issued to the Lead Investor under the ELOC Purchase Agreement (the “Registration Statement”).

Under the terms and subject to the satisfaction of the conditions set forth in the ELOC Purchase Agreement, the Company has the right, but not the obligation, to sell to the Lead Investor, and the Lead Investor is obligated to purchase, up to the Total Commitment. Such sales of Common Shares by the Company, if any, will be subject to certain limitations as set forth in the ELOC Purchase Agreement, and may occur from time to time, at the Company’s sole discretion, over the period commencing on the date that all of the conditions to the Company’s right to commence such sales are satisfied, including that the registration statement referred to above is declared effective by the SEC and a final form of the prospectus included therein is filed with the SEC (the “Commencement Date”) and ending upon the expiration of the Registration Statement pursuant to Rule 4125(a)(5) of the Securities Act of 1933, as amended, or otherwise upon the termination of the ELOC Purchase Agreement as provided therein. The Lead Investor has no right to require the Company to sell any Common Shares to the Lead Investor, but the Lead Investor is obligated to make purchases as the Company directs, subject to satisfaction of the conditions set forth in the ELOC Purchase Agreement.

Upon entering into the ELOC Purchase Agreement, the Company agreed to issue to the Lead Investor $1,000,000 worth of the Company’s Common Stock, valued at the VWAP Purchase Price (as such term is defined in the ELOC Purchase Agreement), which price is at a discount to the then-current closing sale price, as of such date (the “Commitment Shares”) as consideration for the Lead Investor’s commitment to purchase Common Shares upon the Company’s direction under the ELOC Purchase Agreement. The Company also agreed to pay the Lead Investor up to $35,000 for its reasonable expenses under the ELOC Purchase Agreement.

From time to time from and after the Commencement Date, on any business day selected by the Company where the closing sale price on the applicable eligible market, or quotation service is equal to or greater than $0.25, subject to the satisfaction of all of the conditions set forth in the ELOC Purchase Agreement, the Company shall have the right, but not the obligation, to direct the Lead Investor, to purchase the applicable VWAP Purchase Share Amount (as such term is defined in the ELOC Purchase Agreement), not to exceed the agreed upon maximum, at the applicable VWAP Purchase Price therefor, which price is at a discount to the then-current closing sale price, provided that the Lead Investor’s aggregate committed obligation pursuant to the foregoing shall not exceed $50,000,000.00.

Under applicable rules of the NYSE American, in no event may the Company issue or sell to the Lead Investor under the ELOC Purchase Agreement more than that number of shares of its Common Stock (including the Commitment Shares) which equals 19.99% of the Common Stock outstanding immediately prior to the execution of the ELOC Purchase Agreement (the “Exchange Cap”), unless (i) the Company first obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable NYSE American listing rules, or (ii) the price of applicable sales of Common Stock to the Lead Investor under this Agreement equals or exceeds the lower of (A) the official closing sale price on the NYSE American or any nationally recognized successor thereto immediately preceding the delivery of the applicable VWAP Purchase Notice (as such term is defined in the ELOC Purchase Agreement) and (B) the average of the closing sale prices of the Common Stock on the NYSE American for the five business days immediately preceding the delivery of such VWAP Purchase Notice (in each case plus an incremental amount to take into account the Commitment Shares), such that the sales of such shares of Common Stock to the Lead Investor would not count toward the 19.99% because they are “at market” under applicable NYSE American rules.

The ELOC Purchase Agreement also prohibits the Company from directing the Lead Investor to purchase any Common Shares if those shares, when aggregated with all other Common Shares then beneficially owned by the Lead Investor and its affiliates, would result in the Lead Investor having beneficial ownership of more than 4.99% of the outstanding Common Shares.

The net proceeds under the ELOC Purchase Agreement to the Company will depend on the frequency of sales and the number of Common Shares sold to the Lead Investor and prices at which the Company sells Common Shares to the Lead Investor. The Company expects that any net proceeds received by the Company from such sales to the Lead Investor will be used for working capital and general corporate purposes. Management of the Company believes that it is in the Company’s best interests to have the flexibility to sell Common Shares pursuant to the ELOC Purchase Agreement, subject to market conditions.

The foregoing descriptions of the ELOC Purchase Agreement and the ELOC RRA are qualified in their entirety by reference to the full text of the ELOC Purchase Agreement and the ELOC RRA, each of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each of which is incorporated herein by reference.

2

The ELOC Purchase Agreement and ELOC RRA contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. the Lead Investor has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Common Shares. The provisions of the ELOC Purchase Agreement and ELOC RRA, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC. There are no assurances that the Company will sell to the Lead Investor Common Shares pursuant to the ELOC Purchase Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Common Shares, nor shall there be any sale of Common Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Convertible Note Financing

Also on July 7, 2025, the Company entered into a Securities Purchase Agreement (the “Note Purchase Agreement”) by and among the Company, the Lead Investor, and the other investors named therein (collectively with the Lead Investor, the “Investors”), pursuant to which the Company issued and sold to the Investors (i) a new series of senior secured convertible notes (the “Notes”) with an aggregate original principal amount of $7,650,000, subject to an original issue discount as provided in the Notes, and (ii) warrants (the “Warrants”) to acquire 21,338,062 shares of the Company’s common stock (the “Common Stock”).

The Notes bear interest at a rate of 8% per annum. The Notes mature on July 8, 2027, provided that the maturity date may be extended by a noteholder if the Company is in default under the Notes, and in certain other limited circumstances as described in the Notes. The Notes are convertible into shares of the Company’s common stock at a conversion price of $0.6274 per share, subject to customary adjustments. The Warrants are exercisable for a period of three (3) years beginning six (6) months from the date of issuance at an exercise price of $$0.6274 per share, also subject to adjustment.

Additionally, on July 8, 2025, pursuant to and in connection with the Note Purchase Agreement, the Company entered into a Security and Pledge Agreement (the “Security Agreement”) by and between the Company and the Lead Investor, in its capacity as Collateral Agent, pursuant to which the Company granted to the Lead Investor, for the ratable benefit of the Lead Investor and the other Investors, a valid, perfected and enforceable security interest in certain assets of the Company and its subsidiaries, which assets include substantially all of the assets of the Company’s U.S. business, and pledged as collateral the equity held by the Company in certain of the Company’s subsidiaries.

Additionally, on July 8, 2025, pursuant to and in connection with the Note Purchase Agreement, the Company and the Investors entered into a registration rights agreement (the “Note RRA”), pursuant to which the Company agreed to file a registration statement with the United States Securities and Exchange Commission (“SEC”) covering the resale of Common Shares that are issuable upon the conversion of the Notes or the exercise of the Warrants (the “Registration Statement”).

The foregoing descriptions of the Note Purchase Agreement, the Notes, the Warrants, the Security Agreement and the Note RRA are qualified in their entirety by reference to the full text of the Note Purchase Agreement and the Note RRA, each of which is attached hereto as Exhibits 10.3 – 10.7, respectively, and each of which is incorporated herein by reference.

The Note Purchase Agreement, the Security Agreement and the Note RRA contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Note Purchase Agreement, the Security Agreement and the Note RRA, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities of the Company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the completion of any sales under the Note Purchase Agreement or proceeds received under the Note Purchase Agreement, if any. Other risk factors are more fully discussed in the Company’s filings with the SEC.

3

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Lead Investor and the other investors named therein, as applicable, in the ELOC Purchase Agreement and the Note Purchase Agreement, the offer and sale of the Common Shares by the Company to the Lead Investor and the other investors named therein, as applicable, under ELOC Purchase Agreement and the Note Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), pursuant to the exemptions afforded by Section 4(a)(2) of the Securities Act. The Lead Investor and each of the other investors named therein, as applicable, represented that it is an accredited investor, as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and that it is acquiring the shares for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Common Share Purchase Agreement, dated as of July 7, 2025 by and between the Company and the Lead Investor
10.2	Registration Rights Agreement (Equity Line of Credit), dated as of July 7, 2025, by and between the Company and the Lead Investor
10.3	Securities Purchase Agreement, dated as of July 8, 2025, by and among the Company and the Investors
10.4	Form of Secured Convertible Note
10.5	Form of Warrant to Purchase Common Stock
10.6	Security Agreement, dated as of July 8, 2025, by and between the Company, the Lead Investor and the other parties thereto
10.7	Registration Rights Agreement (Convertible Note Financing), dated as of July 8, 2025, by and between the Company and the Investors
99.1	Press Release, dated July 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2025	SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

5